Exhibit 10.1

PRIVATE PLACEMENT WARRANTS PURCHASE AGREEMENT

THIS PRIVATE PLACEMENT WARRANTS PURCHASE AGREEMENT, dated June 29, 2026 (as it may from time to time be amended, this “Agreement”), is entered into by and between Ares Acquisition Corporation III, a Cayman Islands exempted company (the “Company”), and Ares Acquisition Holdings III LP, a Cayman Islands exempted limited partnership, acting through its general partner, Ares Acquisition Holdings III (the “Purchaser”).

WHEREAS, the Company intends to complete an initial public offering of the Company’s units (the “Public Offering”), each unit consisting of one Class A Ordinary Share, par value $0.0001 per share, of the Company (an “Ordinary Share”), and one-tenth of one redeemable warrant. Each whole warrant entitles the holder to purchase one Ordinary Share at $11.50 per share, at a price of $1.50 per warrant. The Purchaser has agreed to purchase an aggregate of 6,800,000 warrants (or 7,490,000 in the aggregate depending on the extent to which the over-allotment option in connection with the Public Offering is exercised) (the “Private Placement Warrants”), each Private Placement Warrant entitling the holder to purchase one Ordinary Share at an exercise price of $11.50 per Ordinary Share, subject to adjustment.

NOW THEREFORE, the parties to this Agreement agree as follows:

AGREEMENT

Section 1.              Authorization, Purchase and Sale; Terms of the Private Placement Warrants.

A.            Authorization of the Private Placement Warrants. The Company has duly authorized the issuance and sale of the Private Placement Warrants to the Purchaser.

B.            Purchase and Sale of the Private Placement Warrants.

(i)             On the date of the completion of the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (the “Initial Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, an aggregate of 6,800,000 Private Placement Warrants at a price of $1.50 per warrant for an aggregate purchase price of $10,200,000 (the “Purchase Price”). The Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to the Company at least one business day prior to the Initial Closing Date in accordance with the Company’s wiring instructions. On the Initial Closing Date, upon the payment by the Purchaser of the Purchase Price, the Company shall issue and register the Private Placement Warrants purchased by the Purchaser in book-entry form.

(ii)            On the date of any closing of the over-allotment option, if any, in connection with the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (each such date, an “Over-allotment Closing Date,” and each Over-allotment Closing Date (if any) and the Initial Closing Date, a “Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, up to an aggregate of 690,000 additional Private Placement Warrants at a price of $1.50 per warrant in the same proportion as the amount of the over-allotment option is then so exercised for an aggregate purchase price of up to $1,035,000 (if the over-allotment option in connection with the Public Offering is exercised in full) (the “Over-allotment Purchase Price”). The Purchaser shall pay the Over-allotment Purchase Price by wire transfer of immediately available funds to the Company at least one business day prior to the Over-Allotment Closing Date in accordance with the Company’s wiring instructions. On the Over-allotment Closing Date, upon the payment by the Purchaser of the Over-allotment Purchase Price, the Company shall issue and register the additional Private Placement Warrants purchased by the Purchaser on such date in book-entry form.

C.            Terms of the Private Placement Warrants.

(i)             Each Private Placement Warrant shall have the terms set forth in the warrant agreement to be entered into by the Company and a warrant agent in connection with the Public Offering (the “Warrant Agreement”).

(ii)            At, or prior to, the time of the closing of the Public Offering, the Company and the Purchaser shall enter into a registration and shareholder rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Purchaser relating to the Private Placement Warrants and the Ordinary Shares underlying the Private Placement Warrants.

Section 2.              Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Private Placement Warrants, the Company represents and warrants to the Purchaser (which representations and warranties shall survive the Closing Date) that:

A.            Incorporation and Corporate Power. The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement, the Warrant Agreement and the Registration Rights Agreement.

B.            Authorization; No Breach.

(i)            The execution, delivery and performance of this Agreement and the Private Placement Warrants have been duly authorized by the Company as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, winding-up, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Private Placement Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Date, except as such enforceability may be limited by applicable bankruptcy, winding-up, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)            The execution and delivery by the Company of this Agreement and the Private Placement Warrants, the issuance and sale of the Private Placement Warrants, the issuance of the Ordinary Shares upon exercise of the Private Placement Warrants and the fulfillment of, and compliance with, the respective terms of this Agreement and of such execution and delivery by the Company, do not and will not as of each Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s equity or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the Amended and Restated Memorandum and Articles of Association of the Company in effect on the date of this Agreement or as may be amended prior to completion of the contemplated Public Offering, or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date of this Agreement under federal or state securities laws.

C.            Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement and the Warrant Agreement, and upon registration in the Company’s register of members, the Ordinary Shares issuable upon exercise of the Private Placement Warrants will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement and the Warrant Agreement, and upon registration in the Company’s register of members, the Purchaser will have good title to the Private Placement Warrants and the Ordinary Shares issuable upon exercise of such Private Placement Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions under this Agreement and under the other agreements contemplated by this Agreement, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchaser.

D.            Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the completion by the Company of any other transactions contemplated by this Agreement.

E.            Regulation D Qualification. Neither the Company nor, to its knowledge, any of its affiliates, members, officers, directors or beneficial shareholders of 20% or more of its outstanding securities, has experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Section 3.              Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Placement Warrants to the Purchaser, the Purchaser represents and warrants to the Company (which representations and warranties shall survive each Closing Date) that:

A.            Organization and Requisite Authority. The Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B.            Authorization; No Breach.

(i)             This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, winding-up, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii)            The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the terms of this Agreement by the Purchaser does not and shall not as of each Closing Date conflict with or result in a breach by the Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C.            Investment Representations.

(i)             The Purchaser is acquiring the Private Placement Warrants and, upon exercise of the Private Placement Warrants, the Ordinary Shares issuable upon such exercise (collectively, the “Securities”), for the Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution of such Securities.

(ii)            The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and the Purchaser has not experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D.

(iii)            The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth in this Agreement in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv)            The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

(v)            The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi)           The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(vii)          The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered under the Securities Act or any state securities laws or (2) sold in reliance on an exemption from the Securities Act or any state securities laws; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption under the Securities Act or any state securities laws. While the Purchaser understands that Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company, the Purchaser understands that Rule 144 includes an exception to this prohibition if the following conditions are met: (i) the issuer of the securities that was formerly a shell company has ceased to be a shell company; (ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the 12 months preceding such resale (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and (iv) at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

(viii)         The Purchaser has such knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated under this Agreement for an indefinite period of time. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investment in the Securities.

(ix)            The Purchaser understands that the Private Placement Warrants shall bear the legend substantially in the form set forth in the Warrant Agreement.

Section 4.              Conditions of the Purchaser’s Obligations. The obligation of the Purchaser to purchase and pay for the Private Placement Warrants is subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A.            Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of such Closing Date as though then made.

B.            Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing Date.

C.            No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated by this Agreement, which prohibits the completion of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D.            Ancillary Agreements. The Company shall have entered into the Registration Rights Agreement and the Warrant Agreement.

Section 5.              Conditions of the Company’s Obligations. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before each Closing Date, of each of the following conditions:

A.            Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of such Closing Date as though then made.

B.            Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before such Closing Date.

C.            Corporate Consents. The Company shall have obtained the consent of its Board of Directors authorizing the execution, delivery and performance of this Agreement, the Warrant Agreement and the Registration Rights Agreement and the issuance and sale of the Private Placement Warrants under this Agreement.

D.            No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated by this Agreement, which prohibits the completion of any of the transactions contemplated by this Agreement or the Warrant Agreement.

E.            Ancillary Agreements. The Company shall have entered into the Registration Rights Agreement and the Warrant Agreement with a warrant agent on terms satisfactory to the Company.

Section 6.             Termination. This Agreement may be terminated at any time after December 31, 2026 upon the election by either the Company or the Purchaser upon written notice to the other party if the closing of the Public Offering does not occur prior to such date.

Section 7.             Survival of Representations and Warranties. All of the representations and warranties contained in this Agreement shall survive each Closing Date.

Section 8.              Miscellaneous.

A.            Successors and Assigns. Except as otherwise expressly provided in this Agreement, all covenants and agreements contained in this Agreement by or on behalf of any of the parties to this Agreement shall bind and inure to the benefit of the respective successors of the parties to this Agreement whether so expressed or not. Notwithstanding the foregoing or anything to the contrary in this Agreement, the parties may not assign this Agreement, other than assignments by the Purchaser to affiliates of the Purchaser (including, without limitation one or more of its members).

B.            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C.            Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D.            Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E.            Governing Law. This Agreement and any dispute, claim, suit, action or proceeding of whatever nature arising out of or in any way related to it (including any non-contractual disputes or claims) are governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

F.            Jurisdiction. Each party to this Agreement irrevocably agrees that the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any claim, suit, action or proceeding, and to settle any disputes, which may arise out of or are in any way related to or in connection with this Agreement or the legal relationship established by it, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

G.            Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties to this Agreement.

H.            Third Parties No Right to Enforce. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act (As Revised), as amended, modified, re-enacted or replaced, to enforce any term of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement to be effective on the date first set forth above.

COMPANY:

ARES ACQUISITION CORPORATION III

By:	/s/ Anton Feingold
	Name:	Anton Feingold
	Title:	Secretary

PURCHASER:

ARES ACQUISITION HOLDINGS III LP

Acting by its General Partner

Ares Acquisition Holdings III

By:	/s/ Anton Feingold
Name: Anton Feingold
Title: Secretary

[Signature Page to Private Placement Warrants Purchase Agreement]